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                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549



                                 FORM 8-K

                              CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934



     DATE OF REPORT (Date of earliest event reported) AUGUST 13, 1996
                         COMMISSION FILE NO. 1-7434




                             AFLAC INCORPORATED
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its Charter)




        GEORGIA                                           58-1167100
- --------------------------------                  -------------------------
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                      Identification Number)




                   1932 WYNNTON ROAD, COLUMBUS, GEORGIA 31999
             -----------------------------------------------------
             (Address of principal executive offices and zip code)



     Registrant's telephone number, including area code:  (706) 323-3431










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ITEM 5.  OTHER

     AFLAC Incorporated announced on August 13, 1996 that it has signed a binding letter of intent to sell its broadcast division to Raycom Media, Inc. in a transaction valued at approximately $485 million.

     AFLAC's news release announcing the proposed transaction is attached as
Exhibit 99 and is incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements:

          Not applicable.

     (b)  Pro forma financial information:

          Not applicable.

     (c)  Exhibits:

          99 - News release from AFLAC Incorporated dated August 13, 1996.


































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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AFLAC INCORPORATED



Date:    August 14, 1996                 /s/ Kriss Cloninger, III
      -------------------------        -----------------------------------
                                            KRISS CLONINGER, III
                                         Executive Vice President;
                                              Treasurer and
                                          Chief Financial Officer




Date:    August 14, 1996                 /s/ Norman P. Foster
      -------------------------        -----------------------------------
                                            NORMAN P. FOSTER
                                         Executive Vice President,
                                            Corporate Finance
































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EXHIBITS FILED WITH CURRENT FORM 8-K:

     99 - News release from AFLAC Incorporated dated August 13, 1996.